UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 10, 2005

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 10, 2005, John F. Antioco, Chairman and Chief Executive Officer of Blockbuster Inc. (“Blockbuster”), gave a presentation as part of the Fifteenth Annual Smith Barney Citigroup Entertainment, Media and Telecommunications Conference in Phoenix, Arizona. The full transcript of Mr. Antioco’s presentation is attached as Exhibit 99.1 hereto.

The transcript contains forward-looking statements relating to Blockbuster’s interest in acquiring Hollywood including its intention to commence a fully financed tender offer for all Hollywood shares under certain circumstances. Specific forward-looking statements relate to (i) the anticipated timing, pricing and rationale for a tender offer, (ii) Blockbuster’s intention to complete the Hart-Scott-Rodino process and the expected timing of completion of such process and (iii) the anticipated benefits to Hollywood’s shareholders that could result from the transaction. These forward-looking statements are based on Blockbuster’s current intent, expectations, estimates and projections and are not guarantees of future performance. These statements involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. In addition, some factors are beyond Blockbuster’s control, including the possible consummation of the recently announced merger between Hollywood and Movie Gallery, Inc. Certain of the statements made in this transcript are contingent upon receipt of cooperation from Hollywood’s board of directors and the completion of the proposed transaction. Blockbuster can give no assurance that the proposed transaction will be completed. Other factors that could cause actual results to differ materially from the statements made in the transcript include, among others: (i) Blockbuster’s and Hollywood’s ability to receive all necessary approvals, including any necessary governmental or regulatory approvals and the approval of the respective Board’s of Directors and stockholders, if applicable; (ii) Blockbuster’s ability to close the financing necessary for the tender offer; (iii) the ability of Blockbuster and Hollywood to negotiate and enter into a confidentiality agreement on terms satisfactory to both parties; (iv) the results of Blockbuster’s review of Hollywood information if it is provided access to such information; (v) changes to Blockbuster’s strategy, business plan and pricing model, including its plans regarding use of capital and any related impact on Blockbuster’s offer price; and (vi) other factors as described in filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Cautionary Statements” in Blockbuster’s annual report on Form 10-K for the fiscal year ended December 31, 2003 and discussed under the heading “Disclosure Regarding Forward-Looking Information” in Blockbuster’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2004.

THIS IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SHARES. A SOLICITATION OR OFFER TO BUY HOLLYWOOD’S COMMON STOCK MAY BE MADE, IF AT ALL, PURSUANT TO A TENDER OFFER STATEMENT, AN OFFER TO PURCHASE AND RELATED MATERIALS. HOLLYWOOD SHAREHOLDERS SHOULD READ THE TENDER OFFER STATEMENT, THE OFFER TO PURCHASE AND ANY RELATED MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF ANY OFFER. HOLLYWOOD SHAREHOLDERS WILL BE ABLE TO OBTAIN THE TENDER OFFER STATEMENT, THE OFFER TO PURCHASE AND RELATED MATERIALS WITH RESPECT TO ANY TENDER OFFER, IF APPLICABLE, FREE AT THE SEC’S WEBSITE AT WWW.SEC.GOV OR FROM BLOCKBUSTER INC. AT WWW.BLOCKBUSTER.COM.

HOLLYWOOD SHAREHOLDERS ARE URGED TO READ ANY PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. BLOCKBUSTER AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED TRANSACTION BETWEEN HOLLYWOOD AND BLOCKBUSTER. HOLLYWOOD SHAREHOLDERS WILL BE ABLE TO OBTAIN A COPY OF ANY PROXY STATEMENT, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT THE PARTIES (INCLUDING INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE), FREE AT THE SEC’S WEBSITE AT WWW.SEC.GOV, FROM BLOCKBUSTER INC. AT WWW.BLOCKBUSTER.COM OR FROM HOLLYWOOD ENTERTAINMENT CORPORATION AT WWW.HOLLYWOODVIDEO.COM.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Transcript of John Antioco’s presentation on January 10, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: January 11, 2005	By:	/s/ Larry J. Zine
Larry J. Zine
Executive Vice President, Chief
Financial Officer and Chief
Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of John Antioco’s presentation on January 10, 2005